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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2006 (October 19, 2006)

KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

1301 McKinney Street, Suite 1800
Houston, Texas 77010
(Address of Principal Executive Offices and Zip Code)

713/651-4300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        The information contained in Item 8.01 is incorporated by reference into this Item 2.02.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        The information contained in Item 8.01 is incorporated by reference into this Item 4.02.

Item 8.01. Other Items

        On October 19, 2006, the audit of Key Energy Services, Inc.'s (the "Company") consolidated balance sheets as of December 31, 2003 and 2002 and June 30, 2002 and the related consolidated statements of operations, stockholders' equity, comprehensive income and cash flows for fiscal periods ended December 31, 2003, December 31, 2002, June 30, 2002, and June 30, 2001 was completed. Exhibit 99.1 to this Current Report on Form 8-K is a Financial and Informational Report (the "Report"). The Report contains the Company's financial statements for the foregoing periods, which have been restated for the fiscal year ended December 31, 2002 and prior periods, as well as business and other information about the Company. The description of the Report contained herein does not purport to be complete and is qualified in its entirety by reference to the Report, which is incorporated herein by reference.

        The Report contains consolidated balance sheets for the Company as of December 31, 2003, December 31, 2002, and June 30, 2002, and its consolidated statements of operations, comprehensive income, cash flows and stockholders' equity for fiscal periods ended December 31, 2003, December 31, 2002, June 30, 2002 and June 30, 2001. The Company's December 31, 2003 consolidated balance sheet ("2003 Balance Sheet") presents its financial condition as of that date in accordance with Generally Accepted Accounting Principles ("GAAP"). Based on two accounting issues described in the Report, the Company was unable to conclude that its consolidated financial statements other than the 2003 Balance Sheet fairly present the Company's financial condition or results of operations or cash flows for the periods covered in accordance with GAAP.

        The Company's independent public accountants, KPMG LLP, have expressed an unqualified opinion that the 2003 Balance Sheet fairly presents our financial condition on December 31, 2003, in accordance with GAAP. They have also audited the other financial statements presented in the Report. They have opined that, due to the two accounting issues discussed in the Report, the financial statements other than the 2003 Balance Sheet do not fairly present the Company's financial condition or results of operations or cash flows for the periods covered in accordance with GAAP.

        In light of the foregoing, the Company cannot file an Annual Report on Form 10-K containing financial statements presented in accordance with GAAP, accompanied by an opinion of independent public accountants, for three fiscal years ending December 31, 2003. Instead, the Company is filing the Report, which includes the 2003 Balance Sheet and the other consolidated financial statements. The Report also provides information about the Company's business and other information similar to what would have been provided in an Annual Report on Form 10-K. Notwithstanding the limitations on the financial statements, the Company believes that it is important to provide investors as complete a picture as possible about the Company's historical financial condition and results, as well as to allow investors to see the nature of the restatement items and how they have been reflected in the Company's historical records.

        Investors are strongly cautioned not to rely on any of the financial statements contained in the Report, other than the 2003 Balance Sheet, as fairly presenting, for the periods covered, the financial condition of the Company or its statements of operations or cash flows, in accordance with GAAP. Any information set forth in the Report that incorporates or discusses information contained in the financial statements is subject to the same caution.

        The Company has not amended and does not intend to amend its previously-filed Annual Reports on Form 10-K or its Quarterly Reports on Form 10-Q for the periods that ended prior to and including September 30, 2003. Consequently, the historical information contained in those prior filings should not be relied upon.

Item 9.01. Financial Statements and Exhibits

(d)
Exhibits.

        99.1    Key Energy Services, Inc. 2003 Financial and Informational Report

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: October 19, 2006	By:
/s/ NEWTON W. WILSON, III Newton W. Wilson, III Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Key Energy Services, Inc. 2003 Financial and Informational Report

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  Item 2.02. Results of Operations and Financial Condition.
  Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
  Item 8.01. Other Items
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index